UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 23, 2010
K12 Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33883	95-4774688

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2300 Corporate Park Drive, Herndon, Virginia		20171

(Address of principal		(Zip Code)
executive offices)

Registrant’s telephone number, including area code:	(703) 483-7000
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
     This Current Report on Form 8-K/A (this “Amendment”) is being filed to include disclosures that amend and supplement those disclosures made by K12 Inc. (the “Company”) in its Current Report on Form 8-K (the “Original Form 8-K”) filed with the Securities and Exchange Commission on July 26, 2010. The financial statements and pro forma financial information described in Item 9.01 below should be read in conjunction with the Original Form 8-K and this Amendment.

Item 2.01.	Completion of Acquisition or Disposition of Assets.
     On July 23, 2010, the Company, entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Kayleigh Sub Two LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Company (“LLC Merger Sub”), Kayleigh Sub One Corp., a Delaware corporation and a wholly-owned subsidiary of the Company (“Corporate Merger Sub”), KCDL Holdings, LLC, a Delaware limited liability company (“Seller”), and KC Distance Learning, Inc., a Delaware corporation and a wholly-owned subsidiary of Seller (“KCDL”). Pursuant to the terms of the Merger Agreement, (i) KCDL merged with Corporate Merger Sub, with KCDL continuing as the surviving corporation of the merger (the “First Merger”), and (ii) immediately after the First Merger, KCDL (as the surviving corporation of the First Merger) merged with LLC Merger Sub, with LLC Merger Sub continuing as the surviving entity of the merger (the “Second Merger” and together with the First Merger, the “Mergers”). The Mergers were consummated on July 23, 2010 following the execution of the Merger Agreement.
     This Amendment amends the Original Form 8-K filed on July 26, 2010 to provide, as required by Items 9.01(a) and 9.01(b), the audited annual and unaudited interim financial statements of KCDL and the unaudited pro forma condensed consolidated financial information related to the KCDL acquisition.

Item 9.01.	Financial Statements and Exhibits.
     (a) Financial Statements of Businesses Acquired.
The following audited financial statements are attached hereto as Exhibit 99.1:
•	Report of Deloitte & Touche LLP, Independent Auditors

•	The balance sheet of KCDL as of January 2, 2010

•	The statement of operations of KCDL for the year ended January 2, 2010

•	The statement of stockholders’ equity for the year ended January 2, 2010

•	The statement of cash flows for the year ended January 2, 2010

•	Notes to financial statements
The following unaudited financial statements are attached hereto as Exhibit 99.2:
•	The unaudited balance sheet of KCDL as of July 3, 2010

•	The unaudited statement of operations of KCDL for the six months ended July 3, 2010 and the six months ended July 4, 2009

•	The unaudited statement of stockholders’ equity for the six months ended July 3, 2010

•	The unaudited statement of cash flows for the six months ended July 3, 2010 and the six months ended July 4, 2009

•	Notes to unaudited financial statements
     (b) Pro Forma Financial Information.
The following unaudited pro forma financial information is attached hereto as Exhibit 99.3:
•	The unaudited pro forma condensed consolidated balance sheets as of June 30, 2010

•	The unaudited pro forma condensed consolidated statements of operations for the year ended June 30, 2010

•	Notes to unaudited pro forma condensed consolidated financial statements
     (c) Exhibits.

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP, Independent Auditors
99.1	Audited Financial Statements of KC Distance Learning, Inc.
99.2	Unaudited Financial Statements of KC Distance Learning, Inc.
99.3	Unaudited Pro Forma Financial Information of K12 Inc. giving effect to the acquisition of KC Distance Learning, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

K12 Inc.
October 8, 2010	By:	/s/ Howard D. Polsky
		Name:	Howard D. Polsky
		Title:	General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP, Independent Auditors
99.1	Audited Financial Statements of KC Distance Learning, Inc.
99.2	Unaudited Financial Statements of KC Distance Learning, Inc.
99.3	Unaudited Pro Forma Financial Information of K12 Inc. giving effect to the acquisition of KC Distance Learning, Inc.

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